UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

HEALTH INSURANCE INNOVATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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15438 North Florida Avenue, Suite 201

Tampa, Florida 33613

April 13, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 annual meeting of stockholders of Health Insurance Innovations, Inc. (the “Annual Meeting”), which will be held on Thursday, May 18, 2017, beginning at 11:00 a.m., Eastern Time. The Annual Meeting will be held at the Carrollwood Country Club – Grille Room, located at 13903 Clubhouse Drive, Tampa, Florida 33618. The purpose of the Annual Meeting is to consider and vote upon the business described in the accompanying notice of annual meeting of stockholders and the proxy statement.

A formal notice describing the business to come before the Annual Meeting, a proxy statement and a proxy card are enclosed. We have also enclosed our 2016 Annual Report to Stockholders for your review, which includes a copy of our Annual Report on Form 10-K and contains detailed information concerning our financial performance and activities during 2016.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please vote your shares by completing, signing and dating the enclosed proxy card, and returning it in the enclosed, postage-paid envelope. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

Sincerely,

Gavin D. Southwell
President and Chief Executive Officer

Enclosures

15438 North Florida Avenue, Suite 201

Tampa, Florida 33613

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

MAY 18, 2017

The 2017 annual meeting of stockholders of Health Insurance Innovations, Inc. (the “Annual Meeting”) will be held on Thursday, May 18, 2017, beginning at 11:00 a.m., Eastern Time, at the Carrollwood Country Club – Grille Room, located at 13903 Clubhouse Drive, Tampa, Florida 33618, for the following purposes:

1.	to elect as directors the seven nominees named in the accompanying proxy statement for one-year terms ending at the 2018 annual meeting of stockholders;

2.	to consider and vote upon a proposal to approve an amendment to the Health Insurance Innovations, Inc. Long Term Incentive Plan;

3.	to ratify the appointment of Grant Thornton LLP as independent auditors of the Company; and

4.	to consider and act upon such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

We are not currently aware of any other business to be brought before the Annual Meeting. The Annual Meeting will not be accessible by any means of remote communication. Stockholders of record at the close of business on April 7, 2017, are entitled to notice of the Annual Meeting and are entitled to vote at the Annual Meeting in person or by proxy. Only stockholders or their proxy holders are invited to attend the Annual Meeting.

By Order of the Board of Directors

Michael D. Hershberger
Chief Financial Officer, Treasurer and Secretary

Tampa, Florida
April 13, 2017

PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

You have received this proxy statement and the accompanying notice of annual meeting and proxy card as a stockholder of Health Insurance Innovations, Inc. in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at Health Insurance Innovation’s 2017 annual meeting of stockholders (the “Annual Meeting”) or at any adjournments or postponements thereof.

Unless the context requires otherwise, references in this proxy statement to “Health Insurance Innovations,” “HII,” the “Company,” “we,” “us,” or “our” refer to Health Insurance Innovations, Inc. and its consolidated subsidiaries, and references to “common stock” refer collectively to our Class A common stock, $0.001 par value, and Class B common stock, $0.001 par value, together as a single class.

Your vote is very important. For this reason, the Board is requesting that you allow your common stock to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. We are first mailing this proxy statement and the proxy card on or about April 13, 2017.

INFORMATION ABOUT THE 2017 ANNUAL MEETING AND VOTING

Time and Place	May 18, 2017 11:00 a.m., Eastern Time Carrollwood Country Club Grille Room 13903 Clubhouse Drive Tampa, Florida 33618

Items to be Voted Upon at the Meeting	You are being asked to:

1.	elect seven nominees specified under “Proposal 1 – Election of Directors” to serve on the Board;

2.	approve an amendment to the Health Insurance Innovations, Inc. Long Term Incentive Plan (the “LTIP”) specified under “Proposal 2 – Approval of an Amendment to the Long Term Incentive Plan;”

3.	ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2017; and

4.	consider and act upon such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

Who May Vote	You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, April 7, 2017 (the “Record Date”). Each share of our Class A common stock and Class B common stock will entitle its holder to one vote on all matters to be voted on by stockholders. Holders of Class A common stock and holders of Class B common stock will vote together as a single class on the election of directors and on all other matters presented to stockholders for their vote or approval, except as otherwise required by law. As of the Record Date, there were 11,817,183 shares of the Company’s Class A common stock outstanding and 3,841,667 shares of the Company’s Class B common stock outstanding. As of the Record Date, all of our Class B common stock is held by entities that are beneficially owned by Michael W. Kosloske, our Chief of Product Innovation and a director for the Company. Mr. Kosloske beneficially owned 24.7% of our outstanding common stock on a combined basis as of the Record Date.

How to Vote	You may vote in person or by proxy at the Annual Meeting. We recommend you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting. If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting, you will need to bring the following items to the Annual Meeting: (1) an account statement or other acceptable evidence of ownership of our common stock as of the close of business on the Record Date and (2) a legal proxy obtained from your bank, broker or other nominee.

Voting Shares Held in the Name of a Bank, Broker or other Nominee

If your shares are held in “street name” through a bank, broker or other nominee, the record holder should have given you instructions regarding how to direct the record holder to vote your shares. It will be the record holder’s responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card or other instructions in the envelope provided by the record holder.

Voting your shares in this manner will not affect your right to vote in person if you decide to attend the Annual Meeting; however, you must first request a legal proxy from the record holder.

Banks, brokers and other nominees generally may vote on matters that are considered “routine” under applicable rules, but may not vote on “non-routine” matters unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to stockholders at the Annual Meeting and the record holder does not receive instructions from you on how to vote on that matter, the record holder will return the proxy card to us, indicating the record holder does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote.”

If you do not provide directions to your record holder as to how you want your shares voted, the record holder will not have the authority to vote on either Proposal 1 or Proposal 2 because these proposals are considered non-routine under applicable rules.

Proxy Card	If you complete, sign, date and return your proxy card before the Annual Meeting, we will vote your shares as you direct. For Proposal 1, you may (1) vote for all of the nominees, (2) withhold your vote for all the nominees, or (3) vote for all of the nominees except those you designate. With respect to Proposal 2, you may vote for or against the proposal, or abstain from voting. An abstention will not be counted as either a vote cast for or against Proposal 2. For Proposal 3, you may vote for or against the proposal, or abstain from voting. An abstention will not be counted as either a vote cast for or against Proposal 2.

If you properly execute and return your signed proxy card but do not specify how you want to vote your shares, we will vote your shares:

1.	“FOR” the election of all seven nominees for director identified on pages 4 and 5 (Proposal 1);

2.	“FOR” the proposal to approve an amendment to the LTIP (Proposal 2); and

3.	“FOR” the proposal to ratify Grant Thornton LLP as independent auditor for the Company for the fiscal year ending December 31, 2017 (Proposal 3); and

4.	in our discretion as to other business that properly comes before the Annual Meeting or at any adjournments or postponements thereof.

Changing Your Vote	If you are a registered stockholder (meaning a stockholder who holds share certificates issued in his or her name and therefore appears on our share register), you can revoke your proxy at any time before it is voted at the Annual Meeting by:

1.	submitting a new proxy with a later date by signing and returning a proxy card to the Company;

2.	attending the Annual Meeting and voting in person; or

3.	sending written notice of revocation addressed to Michael D. Hershberger, our Chief Financial Officer, Treasurer and Secretary, at the address of the Company.

If your shares are held in the name of a bank, broker or other nominee, you should follow the voting instructions you receive from the record holder to revoke or change your vote.

Quorum	A quorum is required to conduct business at the Annual Meeting. A quorum will consist of a majority of the votes entitled to be cast by holders of shares of our common stock at the Annual Meeting.

Votes Required

Nominees for election as a director are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Any other matters will be approved by the affirmative vote of the majority of the outstanding shares present at the meeting and entitled to vote on the subject matter at a meeting at which a quorum is present unless a greater number of affirmative votes is required for approval of that matter under our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws or the Delaware General Corporation Law.

All votes will be tabulated by an inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. As provided in our Amended and Restated Bylaws, abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum, but will not be counted as votes cast and, thus, will have no effect on Proposals 1, 2 or 3.

Solicitation	We will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. We have engaged Alliance Advisors, LLC., (“Alliance”) to assist us with the solicitation and distribution of proxies. We expect to pay Alliance approximately $25,595 for its services. We will reimburse banks, brokerage houses, fiduciaries and custodians for their costs of forwarding solicitation materials to beneficial owners of our Class A common stock. In addition to solicitations by mail, our directors, officers or other regular employees of the Company, without additional compensation, may solicit proxies by telephone, facsimile, e-mail or in person.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Bylaws provide that our Board shall be comprised of not less than three or more than nine directors. Directors need not be stockholders.

Our Board is currently composed of seven members. Vacancies on the Board resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office or by the sole remaining director. Each director so elected shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of any substitute nominee proposed by the Board. Pursuant to the Agreement and Plan of Merger (the “HealthPocket Merger Agreement”) dated July 14, 2014 between the Company, HealthPocket, Inc. Bruce A. Telkamp, Dr. Sheldon Wang, and certain other parties, the Board is required to nominate and recommend either Bruce A. Telkamp or Dr. Wang to the Board, which nomination and recommendation is required to rotate annually, except that neither of such individuals is required to be nominated at such time as he ceases to be an employee of the Company or ceases to beneficially own at least 250,000 shares of Company common stock. In accordance with the HealthPocket Merger Agreement, the Board has nominated Dr. Wang for election to the Board.

Set forth below is biographical information for each person nominated. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

Nominees for Election for a One-Year Term Expiring at the 2018 Annual Meeting of Stockholders

Michael W. Kosloske (age 53). Michael W. Kosloske, our founder, currently serves as Chief of Product Innovation and as a member of the Board of Directors. Previously, Mr. Kosloske served as our President and Chief Executive Officer since we began operations in 2008 until 2015 and as our Chairman from 2012 to 2016. Prior to founding our Company, from 1987 to 2007, Mr. Kosloske was President of Health Plan Administrators, Inc. (HPA), a fully-insured niche and individual health insurance company that focused on online sales. In 2005, Mr. Kosloske sold HPA to Independence Holding Company, a New York Stock Exchange-listed holding company engaged in the life and health insurance business, and he remained president of HPA until 2007. Previously, from 1986 to 1987, Mr. Kosloske was marketing manager for Dun & Bradstreet Plan Services, Inc., a third-party administrator in Tampa, Florida. Mr. Kosloske holds a Bachelor of Science degree in risk management and insurance from Florida State University. Mr. Kosloske is married to our Chief Broker Compliance Officer, Lori Kosloske. Mr. Kosloske provides our Board with an intimate knowledge of our operations as well as industry knowledge from his considerable experience in the insurance industry.

Paul E. Avery (age 57). Paul E. Avery has served as a director since February 2013. Since January 2013, Mr. Avery has been President and Chief Executive Officer of World of Beer Franchising, Inc. Previously, Mr. Avery served as Chief Operating Officer of OSI Restaurant Partners, Inc. from May 2005 until his retirement in July 2009, where he oversaw operation of Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill, Cheeseburger in Paradise, Lee Roy Selmon’s, Ala Carte Pavilion and Outback International. He was promoted to Chief Operating Officer of Outback Steakhouse, Inc. in January 2004 and served as President of Outback Steakhouse, Inc. starting in April 1997. Mr. Avery was elected to the company’s board of directors in 1998 and served until April 2004. He has an Associate Degree in Hotel and Restaurant Management from Middlesex County College and a Bachelor of Science Degree from Kean University, both in New Jersey. Mr. Avery currently serves on the board of directors for Suntrust Bank – Tampa Bay and The Friedreich’s Ataxia Research Alliance. He is a Trustee for Paul Smith’s College NY. Mr. Avery provides our Board with insights from his management of large-scale operations as well as an understanding of financial statements.

Anthony J. Barkett (age 70). Anthony J. Barkett has served as a director since March 2013. Mr. Barkett currently serves as Vice-President at Amalie Oil Co., an oil company that develops high-quality petroleum products, a position he has held since 1977. At Amalie Oil, Mr. Barkett is responsible for overseeing and coordinating activities in accounting, marketing, sales, operations, information technology and administration. He is also responsible for developing and approving internal controls. From 2007 to 2012, Mr. Barkett was a board member of the Florida Hospital Foundation and he is currently a committee member at The Friedreich’s Ataxia Research Alliance. Mr. Barkett brings to our Board his knowledge of internal controls over financial reporting, an understanding of financial statements and experience with diverse aspects of business operations.

Paul G. Gabos (age 52). Paul G. Gabos has served as a director since August 2013 and was appointed as Chairman of the Board in November 2016. Mr. Gabos was the Chief Financial Officer from June 1997 until December 2012 of Lincare Holdings Inc., a home healthcare services company that was NASDAQ-listed until its acquisition in August 2012. Prior to his service as Chief Financial Officer, Mr. Gabos was employed by Lincare in positions of increasing responsibility for an additional five years. Since 2002, Mr. Gabos has been a member of the board of directors of MEDNAX, Inc. (NYSE: MD), a neonatal and anesthesia physician practice management company, where he serves as Audit Committee Chairman and a member of the Executive Committee of the board of directors. Prior to his employment with Lincare, he was with Dean Witter Reynolds Inc. and also worked for Coopers & Lybrand. Mr. Gabos holds a B.S. in Economics from The Wharton School of the University of Pennsylvania. Mr. Gabos provides the Board with years of financial reporting experience in the healthcare industry, knowledge of healthcare, and familiarity with the operation of company boards of directors and their committees.

Robert S. Murley (age 67). Robert S. Murley has served as a director since October 2014. Mr. Murley is currently the Vice Chairman-Senior Advisor of Credit Suisse, LLC, having served in a number of senior leadership roles for almost 40 years with the firm, after beginning his career in New York. He later relocated to the Chicago office, where he served as the office head from 1991 to 2005. In 1999, he co-founded the Global Industrial and Services Group, one of the firm’s largest industry practices. In 2005, Mr. Murley was appointed as Chairman of Investment Banking for the Americas, serving in that position until April 2012, when he was appointed Vice Chairman-Senior Advisor. Mr. Murley currently serves as a director of one publicly-traded company: Stericycle Inc (NASDAQ: SRCL). His civic activities include serving as Chair of the Board of Overseers of the UCLA Anderson School of Management, Emeritus Trustee of Princeton University, Chairman of the Board of the Educational Testing Service and trustee of the Museum of Science and Industry of Chicago. Mr. Murley received his B.A. from Princeton University, his M.B.A. from the UCLA Anderson School of Management and his M.S. in International Economics from the London School of Economics. Mr. Murley’s existing public company board experience and his deep knowledge of the capital markets, the economy and his long history of advising many large corporations on advisory and capital raising assignments makes him a valuable member of the Board.

Gavin Southwell (age 39). Gavin D. Southwell has served as our Chief Executive Officer since November 2016 and served as our President since July 2016. Previously, from May 2009 to January 2016, Mr. Southwell was Chief Operations Officer at Cooper Gay Swett & Crawford (CGSC), one of the world’s largest independent global wholesale and reinsurance broking groups, with a network of over sixty offices across the Americas, Europe, and Asia, employing over 1,800 skilled professionals. In this capacity, Mr. Southwell was responsible for CGSC’s operations and technology and for establishing the commercial strategy for each region, the set-up of new offices and integration of acquired businesses, and the design and implementation of a target operating model by business type. Prior to joining CGSC, Mr. Southwell served, from October 2007 to April 2009, as the Risk Manager of Beazley plc, one of the largest Lloyd’s insurers and the parent company of Beazley Insurance Company Inc., an A.M. Best A-rated carrier licensed in all 50 states. Beazley is a market leader globally in professional lines, accident and health, property, marine, reinsurance and contingency business. During his time at Beazley, Mr. Southwell was responsible for risk management, preparation for the new capital requirements under Solvency II, and leading the internal management committee responsible for delegated underwriting. Mr. Southwell’s detailed knowledge and extensive insurance background, including having worked in senior executive positions for a broker, MGU, insurer and reinsurer, and his proven track record of delivering enhanced performance with a customer focused approach makes him a valuable member of the Board.

Dr. Sheldon Wang (age 57). Dr. Wang has served as our Chief Technology Officer since July 2014. Prior to joining HII and co-founding HealthPocket, Inc., Dr. Wang was a senior executive at eHealth, Inc.(NASDAQ: EHTH) for 12 years, where he oversaw all technology functions. Prior to his time at eHealth, Dr. Wang held executive technology positions with Eclipsys Corporation and Ameritech Health Connections. Dr. Wang received a Bachelor of Science in physics from the Fuzhou University of China, a Master of Science in physics from Idaho State University and a Ph.D. in medical informatics from the University of Utah. Dr. Wang’s experience and background in working with leading-edge technology companies in the health and health IT sectors make him a valuable resource for the Board.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Principles and Governance Guidelines

The Board has adopted and adheres to Corporate Governance Principles and a Code of Business Conduct and Ethics that the Board and senior management believe represent sound practices. We have a longstanding belief that ethical behavior and respect for the law are fundamental to our culture and our business practices. It is the foundation of the policies and practices of our Code of Business Conduct and Ethics to manage our Company with integrity and in our stockholders’ best interests. We are committed to conducting our business in strict compliance with both the letter and the spirit of the law and with the highest standards of professional and ethical conduct. Each director, officer and employee is responsible for conducting our business in adherence to these high standards. Our Corporate Governance Principles and Code of Business Conduct and Ethics can be found on the Investor Relations section of our website at www.hiiquote.com. We regularly post or otherwise make available information on the Investor Relations section of our website that may be important to investors. Information on or linked from our website does not constitute a part of this proxy statement.

Director Independence

A majority of our Board is comprised of independent directors, as determined under NASDAQ rules. Our current independent directors are Messrs. Avery, Barkett, Gabos, and Murley. It is expected that a majority of our Board will continue to be comprised of independent directors, as determined under NASDAQ rules, following the Annual Meeting.

Board Leadership Structure

We believe that the Board’s leadership structure at any time should reflect both the Company’s needs, as well as the unique talents and availability of the Board’s members. The Board is currently led by Mr. Gabos, as Chairman of the Board. Our Bylaws permit the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. The Board believes that our stockholders are best served at this time by having Mr. Gabos, who is an independent director, serve as Chairman of the Board.

Risk Oversight

We face a variety of risks, including operational, liquidity, legal and credit risks, and risk oversight plays a role in all major board decisions. The Board oversees our risk management process and reviews the risks we face on an ongoing basis. The Board also delegates certain of its risk oversight functions to the Audit Committee and to the Nominating and Corporate Governance Committee. In this regard, one of the Audit Committee’s responsibilities involves overseeing our policies regarding risk assessment and risk management of our internal controls and financial reporting. One of our Nominating and Corporate Governance Committee’s responsibilities is evaluating reported concerns about compliance with our Code of Business Conduct and Ethics. Additionally, senior management meets regularly to identify and address significant risks and delivers regular reports to the Board thereon.

Board Meetings and Committees

The Board has an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Acquisition Committee. All of the directors attended 75% or more of the combined total meetings of the Board and the committees on which they served during 2016. We encourage our directors to attend annual meetings of our stockholders and all but one attended our 2016 annual meeting of stockholders.

The table below indicates the current membership of each committee and how many times the Board and each committee met in 2016:

	Board	Audit	Nominating and Corporate Governance	Compensation	Acquisition
Paul E. Avery	Member		Member	Member
Anthony J. Barkett	Member	Member	Member	Chair	Member
Paul G. Gabos	Chair	Chair	Chair	Member	Member
Michael W. Kosloske	Member				Chair
Robert S. Murley	Member	Member
Gavin D. Southwell	Member
Bruce A. Telkamp	Member
Number of Meetings	5	4	1	1	0

Audit Committee

Our Audit Committee, which consists of Messrs. Gabos (Chair), Murley and Barkett, assists the Board in overseeing our accounting and financial reporting processes and the audit of our financial statements. In addition, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered certified public accounting firm. The Board has determined that Mr. Gabos qualifies as an “audit committee financial expert,” as such term is defined in the rules of the Securities and Exchange Commission (the “SEC”) and that Messrs. Gabos, Murley and Barkett are independent as defined by NASDAQ and SEC rules and have an understanding of financial statements as required by NASDAQ rules. The Audit Committee has a written Audit Committee Charter which can be found on the Investor Relations section of our website at www.hiiquote.com.

Compensation Committee

Our Compensation Committee consists of Messrs. Barkett (Chair), Avery and Gabos. Our Compensation Committee is responsible for setting our overall compensation policy, and reviews and determines the compensation paid to our executive officers and directors. The Compensation Committee annually reviews and approves our goals and objectives relevant to the compensation of our Chief Executive Officer and evaluates the performance of these officers in light of those goals and objectives. The Compensation Committee also periodically reviews and has the authority to determine and approve all other senior executive officer compensation. Our Compensation Committee also reviews and recommends to our Board incentive compensation and equity-based plans that are subject to Board approval. Messrs. Avery, Barkett and Gabos qualify as independent as defined by NASDAQ and SEC rules. The Compensation Committee has a written Compensation Committee Charter which can be found on the Investor Relations section of our website at www.hiiquote.com.

The Compensation Committee may form and delegate authority and responsibilities to any subcommittee or any member of the Compensation Committee for any purpose that the Compensation Committee deems appropriate. The Compensation Committee has the authority to retain outside professionals, consultants or advisors as it determines appropriate to assist in the performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Compensation Committee in the evaluation of compensation for our executive officers and directors, and to approve the outside consultant’s or advisor’s fees and other retention terms. The Company’s Chief Executive Officer and Chief Financial Officer recommend to the Compensation Committee salary, annual bonus or other compensation elements, but neither is present during voting or deliberations relating to his compensation.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Gabos (Chair), Avery and Barkett. The Nominating and Corporate Governance Committee’s responsibilities include: evaluating the governance of our Board and its committees and recommending director committee appointments; evaluating and recommending candidates for election to our Board including any stockholder nominees; reviewing and overseeing our Code of Business Conduct and Ethics; and performing any other activities the committee deems appropriate, that are set forth in the Corporate Governance Principles or that are requested by the Board. Messrs. Gabos, Avery and Barkett qualify as independent as defined by NASDAQ and SEC rules. The Nominating and Corporate Governance Committee has a written Nominating and Corporate Governance Committee Charter which can be found on the Investor Relations section of our website at www.hiiquote.com.

Acquisition Committee

Our Acquisition Committee consists of Messrs. Kosloske (Chair), Barkett and Gabos. The Acquisition Committee consults with the officers of the Company to evaluate and approve certain acquisitions and equity investments, and any policy relating to the consummation by the Company of acquisitions and equity investments in entities that are not affiliated with the Company that may from time to time be adopted by the Board. The Acquisition Committee did not meet in 2016.

DIRECTOR NOMINATION PROCEDURES

The Nominating and Corporate Governance Committee assists our Board in identifying director nominees consistent with criteria established by our Board. The Nominating and Corporate Governance Committee does not currently have a policy with regard to consideration of director candidates recommended by stockholders.

Generally, nominees for director are identified and suggested to the Nominating and Corporate Governance Committee by the members of the Board or management using their business networks and evaluation criteria they deem important, which may or may not include diversity. The Board and the Nominating and Corporate Governance Committee have not considered the diversity of, or established any specific minimum experience or diversity qualifications for, director candidates. Dr. Sheldon Wang has been nominated by the Board to replace Bruce A. Telkamp as a director in accordance with the requirements of the HealthPocket Merger Agreement.

STOCKHOLDER COMMUNICATIONS

The Company has a process for stockholders to communicate with the directors. For more information, please see the Investor Relations section of our website at www.hiiquote.com.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 7, 2017 (based on shares of Class A common stock and Class B common stock outstanding) by:

●	each person known by us to be a beneficial owner of more than 5.0% of any class of our outstanding common stock,

●	each of our directors and director nominees,

●	each of our named executive officers, and

●	all directors and executive officers as a group.

The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he or she has no economic interest. As of April 7, 2017, we had 11,817,183 shares of Class A common stock outstanding and 3,841,667 shares of Class B common stock outstanding.

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Combined
Name of Beneficial Owner	Number of Shares	Percent of Class	Number of Shares	Percent of Class	Voting Power(1)
Michael W. Kosloske(2)(3)	3,875,029	24.7%	3,841,667	100.0%	24.8%
Sheldon Wang(2)	246,001	1.6%	—	*	1.6%
Gavin D. Southwell(2)(4)	277,777	1.5%	—	*	1.5%
Bruce A. Telkamp(2)	131,001	*	—	*	*
Michael D. Hershberger(2)(4)	118,369	*	—	*	*
Paul G. Gabos(2)(4)	40,700	*	—	*	*
Robert S. Murley(2)(4)	25,700	*	—	*	*
Paul E. Avery(2)(4)	20,720	*	—	*	*
Anthony J. Barkett(2)(4)	16,700	*	—	*	*
All executive officers and directors as a group (9 persons)(5)	4,701,997	30.0%	3,841,667	100%	30.1%
Cannell Capital, LLC(6)	1,175,112	7.5%	—	*	7.5%

*	Less than 1.0%.

(1)	Except as otherwise required by law, holders of Class A common stock and Class B common vote together as a single class with each share of either class entitled to one vote.

(2)	The business address for Messrs. Kosloske, Southwell, Hershberger, Avery, Barkett, Gabos, Murley, Telkamp, and Dr. Wang is Health Insurance Innovations, Inc., 15438 N. Florida Ave., Suite 201, Tampa, Florida 33613.

(3)	The shares of Mr. Kosloske include 100 shares of Class A common stock granted under the LTIP. Mr. Kosloske’s shares also consist of 3,802,451 shares of Class B common stock held of record by Health Plan Intermediaries, LLC (“HPI”) and 39,216 shares of Class B common stock held by Health Plan Intermediaries Sub, LLC (“HPIS”). Mr. Kosloske is the primary manager of HPI, and has sole voting and dispositive power over the shares held by HPI. HPI is the sole managing member of HPIS and has sole voting and dispositive power over the shares held by HPIS. Mr. Kosloske, by virtue of his control of HPI and HPI’s control of HPIS, is deemed to beneficially own all the shares of Class B common stock held of record by each of HPI and HPIS. The shares of Class B common stock, together with the Series B Membership Interests of Health Plan Intermediaries Holdings, LLC, our operating subsidiary, are exchangeable, at Mr. Kosloske’s election, for equal number of shares of Class A common stock. This exchange right is currently effective and has no expiration date. The shares of Mr. Kosloske also include 7,203 shares owned by Mr. Kosloske’s wife, Lori Kosloske and 26,079 shares owned by Michael W. Kosloske 2012 Descendants Trust Agreement dated December 7, 2012, Lori Kosloske as Directing Trustee.

(4)	The shares for certain of our executive officers and directors include awards of restricted shares of Class A common stock that have not vested as of April 7, 2017, as follows: Mr. Southwell– 217,777 shares, Mr. Hershberger–79,935 shares, Messrs. Murley, Avery, Barkett, and Gabos– each 15,700 shares.

(5)	The shares for all current executive officers and directors as a group include 360,512 unvested restricted shares.

(6)	Based solely on information obtained from a Schedule 13G filed by Cannell Capital, LLC with the SEC on or about February 15, 2017 and without independent investigation of the disclosures contained therein. The business address of Cannell Capital, LLC. is 245 Meriwether Circle, Alta, WY 83414.

EXECUTIVE COMPENSATION

We are led by a team of executives that is chosen by the Board. Currently, we have five executive officers. Set forth below is biographical information for our executive officers other than Messrs. Kosloske, Southwell and Wang, whose biographical information is included with the biographical information of our directors.

Michael D. Hershberger (age 54). Michael D. Hershberger was appointed as our Chief Financial Officer on September 16, 2015. Prior to that he served as interim Chief Financial Officer since March 30, 2015 and our Senior Vice President of Finance and Business Development since November 2013. He served as our Chief Financial Officer from February 2012 through November 2013, and served as our interim Chief Financial Officer from July 31, 2014 until September 2, 2014. Mr. Hershberger served as senior manager at Baker Tilly, a full service accounting and advisory firm, from 2005 to 2011, where he was responsible for managing housing research from 2005 until joining us in 2011. Mr. Hershberger holds a bachelor of science degree in accounting from Augustana College and earned his masters of science degree in urban land economics/finance from the University of Wisconsin Graduate School of Business. He is a Certified Public Accountant in the State of Illinois.

Bruce A. Telkamp (age 49). Bruce A. Telkamp last served as a director from July 14, 2014 through May 19, 2015. Mr. Telkamp has served as the Chief Executive Officer of the Company’s Consumer Division and as Chief Executive Officer of HealthPocket, Inc. a subsidiary of the Company, since May 2015. Prior to that, Mr. Telkamp served as the Company’s Chief Operating Officer and Chief Executive Officer of HealthPocket from July 2014. Prior to joining HII, Mr. Telkamp co-founded HealthPocket, Inc. and was HealthPocket’s Chief Executive Officer. Prior to co-founding HealthPocket, Mr. Telkamp was a senior executive officer at eHealth, Inc. for 12 years, where Mr. Telkamp oversaw all business, marketing and legal/regulatory functions for eHealth. Before that Mr. Telkamp was a senior executive with MetaCreations, Inc. and an attorney with Wilson Sonsini Goodrich & Rosati. Mr. Telkamp has a J.D. from the University of California, Hastings and a B.A in from the University of California, Los Angeles. Mr. Telkamp’s experience and background leading technology companies in healthcare and insurance sectors make him a valuable resource for the Board.

Summary Compensation Table

The following table sets forth the total compensation of our Chief Executive Officer, our three other most highly compensated executive officers, and our former Chief Executive Officer (the “Named Executive Officers”) for 2016 and 2015:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)	Total ($)
Michael W. Kosloske(4)	2016	530,000	477,000	—	609,890	—	1,616,890
Chief of Product Innovation	2015	600,263	—	—	—	—	600,263

Gavin D. Southwell(5)	2016	181,752	584,994	2,165,950	684,720	101,806	3,719,222
President and Chief Executive Officer	2015	—	—	—	—	—	—

Patrick R. McNamee(6).	2016	482,304	577,500	—	956,660	42,308	2,058,776
Former Chief Executive Officer	2015	269,327	235,000	—	1,429,733	—	1,934,060

Bruce A. Telkamp(7).	2016	350,000	210,000	—	349,230	—	909,230
Chief Executive Officer, Consumer Division and Health Pocket	2015	350,000	52,500	—	76,300	—	478,800

Dr. Sheldon Wang(7)	2016	350,000	210,000	—	349,230	—	909,230
President and Chief Technology Officer, Health Pocket	2015	350,000	52,500	—	76,300	—	478,800

(1)	The assumptions used in determining the compensation expense under Financial Accounting Standards Board ASC 718 (“ASC 718”) can be found in Note 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)	Stock Award amounts equal the aggregate grant date fair value pursuant to ASC 718 for the restricted stock grants in 2016 and 2015.

(3)	Option Award amounts include the aggregate grant date fair value pursuant to ASC 718 for stock appreciation rights granted in 2016 and 2015.

(4)	Mr. Kosloske served as the Company’s President and Chief Executive Officer until November 9, 2015.

(5)	Mr. Southwell joined the Company on July 20, 2016 as President. On November 15, 2016 he was named Chief Executive Officer. All Other Compensation includes $11,800 for two months of housing allowance and $90,000 of income earned for work as a contractor before joining the Company as President.

(6)	Mr. McNamee separated from the Company on November 15, 2016. Severance paid in 2016 is included within All Other Compensation.

(7)	Mr. Telkamp and Dr. Wang share similar employment contracts and have identical salaries, bonus’ and option awards.

Narrative Disclosure

Our Named Executive Officers have employment agreements that govern their base pay and non-equity incentive plan compensation. Additional information regarding the employment arrangements and compensation agreements of each Named Executive Officer follows.

Michael W. Kosloske. We entered into an employment agreement with Mr. Kosloske effective February 8, 2013 upon the pricing of the Company’s initial public offering. Effective November 9, 2015, we entered into a First Amendment to Employment Agreement with Mr. Kosloske with a term beginning on that date and ending on November 9, 2016. Under this amended agreement, Mr. Kosloske was named Chief of Product Innovation and Executive Chairman of the Board (although he ceased to be Chairman in November 2017). Unless prior written notice of termination is given by either party prior to its expiration date, the term of the agreement will be automatically extended for additional successive one-year periods. Under his agreement, Mr. Kosloske was granted an annual salary of not less than $530,000 and is eligible to participate in the LTIP in accordance with its terms. Mr. Kosloske will be eligible for an annual bonus and long term incentive awards equal to 75% of Mr. Kosloske’s salary. On each annual anniversary of the effective date of Mr. Kosloske’s employment agreement, Mr. Kosloske will be eligible for an equity grant under the LTIP equal to 100% of his salary then in effect in SARs. These SARs, if awarded would vest in increments of 25%, 25%, and 50% on the anniversary dates of the grant. In the event that the we determine not to extend Mr. Kosloske’s agreement, terminate Mr. Kosloske’s employment without cause (as defined in his agreement) or Mr. Kosloske terminates his employment for good reason (as defined in the agreement), Mr. Kosloske will be entitled to an amount equal to two times the sum of his annual base salary and the greater of (i) his most recently earned annual bonus and (ii) his average annual bonus earned in the three most recently completed calendar years, payable in 24 equal monthly installments beginning on the termination date, provided that Mr. Kosloske executes a general release in our favor. “Good reason” includes certain changes in responsibilities or duties, reductions in salary or a material reduction in benefits or a material breach by the Company of the agreement that remains uncured following notice of the breach. Mr. Kosloske is subject to non-competition, non-disparagement and non-solicitation covenants that expire 24 months following termination of his employment and to customary confidentiality obligations. Mr. Kosloske is not entitled to any change in control benefits.

Gavin D. Southwell. On July 20, 2016, we entered into an employment agreement with Mr. Southwell with a term beginning on that date and ending on July 20, 2017 effective upon the attainment of an O-1 Visa which was granted September 6, 2016. Under this agreement, Mr. Southwell was named President of the Company. Unless prior written notice of termination is given by either party prior to its expiration date, the term of the agreement will be automatically extended for additional successive one-year periods. Under his agreement, Mr. Southwell was granted an initial annual salary of not less than $350,000 and is eligible to participate in the LTIP in accordance with its terms. Mr. Southwell was paid a signing bonus in the amount of $50,000 in accordance with the agreement and received 33,333 SARs and 17,777 Restricted Shares, in connection with the agreement, which vest in increments of 25%, 25%, and 50% on each of the anniversary dates of the grant. On November 15, 2016, in connection with Mr. Southwell’s promotion to Chief Executive Officer, we entered into an amendment to Mr. Southwell’s employee agreement and his salary was increased to $550,000. In accordance with the agreement, Mr. Southwell received 100,000 SARs and 200,000 Restricted Shares that vest in increments of 25% on each of the four anniversary dates of the grant. On the effective date and on the first business day of each month thereafter until and including September 1, 2017, the Company shall pay Mr. Southwell $4,500 per month, subject to applicable taxes and withholdings, as a housing allowance for the residence that Mr. Southwell occupied as of the effective date. On each annual anniversary of the effective date of Mr. Southwell’s employment agreement, Mr. Southwell will be eligible for an equity grant under the LTIP equal to 100% of his salary then in effect as follows: (i) 2/3 of such grant in SARs and (ii) 1/3 in Restricted Shares. These grants, if awarded would vest in increments of 25% on each of the first four anniversary dates of the grant. Further, Mr. Southwell will be eligible for a target bonus of 75% of his salary then in effect under the Company’s management bonus plan. In the event that we determine not to extend Mr. Southwell’s agreement, terminate Mr. Southwell’s employment without cause (as defined in his agreement) or Mr. Southwell terminates his employment for good reason (as defined in the agreement), Mr. Southwell will be entitled to an amount equal to the sum of his annual base salary payable in 12 equal monthly installments beginning on the termination date provided that Mr. Southwell executes a general release in our favor. “Good reason” includes certain changes in responsibilities or duties, reductions in salary or a material reduction in benefits or a material breach by the Company of the agreement that remains uncured following notice of the breach. Mr. Southwell is subject to non-competition, non-disparagement and non-solicitation covenants that expire two years following termination of his employment and to customary confidentiality obligations.

Bruce A. Telkamp. Effective July 14, 2014, we entered into an employment agreement with Mr. Telkamp with a term beginning on that date and ending on July 14, 2015, in connection with the merger transaction to which the Company acquired HealthPocket, Inc. Under the agreement, Dr. Telkamp serves as the Company’s Chief Technology Officer. Unless prior written notice of termination is given by either party prior to its expiration date, the term of the agreement will be automatically extended for additional successive one-year periods. Under his agreement, Mr. Telkamp was initially granted an annual salary of not less than $275,000 and is eligible to participate in the LTIP in accordance with its terms. Mr. Telkamp received 10,000 SARs in connection with the agreement which vest in increments of 20%, 20%, 20%, and 40% on each of the anniversary dates of the grant. In the event that the we determine not to extend Mr. Telkamp’s agreement, terminate Mr. Telkamp’s employment without cause (as defined in his agreement) or Mr. Telkamp terminates his employment for good reason (as defined in the agreement), Mr. Telkamp will be entitled to an amount equal to the sum of his annual base salary payable in 12 equal monthly installments beginning on the termination date, provided that Mr. Telkamp executes a general release in our favor. “Good reason” includes certain changes in responsibilities or duties, reductions in salary or a material reduction in benefits or a material breach by the Company of the agreement that remains uncured following notice of the breach. Mr. Telkamp is subject to non-competition, non-disparagement and non-solicitation covenants that expire two years following termination of his employment and to customary confidentiality obligations.

Dr. Sheldon Wang. Effective July 14, 2014, we entered into an employment agreement with Mr. Wang with a term beginning on that date and ending on July 14, 2015, in connection with the merger transaction to which the Company acquired HealthPocket, Inc. Under the agreement, Dr. Wang serves as the Company’s Chief Technology Officer. Unless prior written notice of termination is given by either party prior to its expiration date, the term of the agreement will be automatically extended for additional successive one-year periods. Under his agreement, Mr. Wang was initially granted an annual salary of not less than $275,000 and is eligible to participate in the LTIP in accordance with its terms. Mr. Wang received 10,000 SARs in connection with the agreement which vest in increments of 20%, 20%, 20%, and 40% on each of the anniversary dates of the grant. In the event that the we determine not to extend Mr. Wang’s agreement, terminate Mr. Wang’s employment without cause (as defined in his agreement) or Mr. Wang terminates his employment for good reason (as defined in the agreement), Mr. Wang will be entitled to an amount equal to the sum of his annual base salary payable in 12 equal monthly installments beginning on the termination date, provided that Mr. Wang executes a general release in our favor. “Good reason” includes certain changes in responsibilities or duties, reductions in salary or a material reduction in benefits or a material breach by the Company of the agreement that remains uncured following notice of the breach. Mr. Wang is subject to non-competition, non-disparagement and non-solicitation covenants that expire two years following termination of his employment and to customary confidentiality obligations.

Patrick R. McNamee. Mr. McNamee served as our Chief Executive Officer through November 15, 2016 at which date he separated from the Company. In connection with his separation, the Company entered into a Separation Agreement and General Release with Mr. McNamee under which Mr. McNamee resigned from his position of Chief Executive Officer and was entitled to an amount equal to the sum of his annual base salary payable in 12 equal monthly installments beginning on the termination date, a payment of $453,750 in lieu of any accrued bonus, and all 1,022,090 unvested SARs under the LTIP became fully vested and non-forfeitable. In exchange, Mr. McNamee executed a general release in our favor.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table provides information on the holdings of stock options and stock awards by our Named Executive Officers at December 31, 2016. This table includes unexercised and unvested SARs awards and unvested stock awards.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)		Option Expiration Date		Stock Award Grant Date		Number of Shares that have not Vested (#)(2)	Market Value of Shares of Stock that have not Vested ($)(3)
Michael W. Kosloske	—	106,173	9.80		11/18/2026		—		—	—
Gavin D. Southwell	—	153,333	Varies	(4)	Varies	(4)	Varies	(4)	217,777	3,887,320
Patrick R. McNamee	1,022,090	—	Varies	(5)	Varies	(5)	—		—	—
Bruce A. Telkamp	25,000	36,000	Varies	(6)	Varies	(6)	—		—	—
Dr. Sheldon Wang	35,000	36,000	Varies	(7)	Varies	(7)	—		—	—

(1)	Reported amounts are SARs granted under the LTIP. Mr. Kosloske’s unvested SARs vest 25%, 25%, and 50% on each November 19th beginning November 19, 2017. Mr. Southwell’s 20,000 unvested SARs vest 50% and 50% on each April 26th beginning April 26, 2017; 33,333 vest 25%, 25%, and 50% on each September 6th beginning September 6, 2017; and 100,000 vest in four 25% increments on each November 15th beginning November 15, 2017. Messrs. Telkamp and Wang each have unvested SARs that vest in the following increments: 6,000 vest 33.3% on July 14, 2017 and 66.7% on July 14, 2018; and 30,000 vest 33.3% on July 1, 2017 and 66.7% on July 1, 2018.

(2)	Reported amounts are unvested shares of restricted stock granted under the LTIP. Mr. Southwell’s 17,777 unvested shares of restricted stock vest 25% on each on each September 6th beginning September 6, 2017, and 200,000 unvested shares of restricted stock vest 25%, 25%, 50% on each November 15th beginning November 15, 2017.

(3)	Market value was determined by multiplying the number of shares set forth in the preceding column by $17.85, the closing price of HII’s Class A common stock as reported on the NASDAQ Global Market on December 30, 2016, the last trading day of the year. This valuation does not reflect any diminution in value due to the restrictions applicable to such awards.

(4)	Mr. Southwell’s SARs have exercise prices of $6.10 for 20,000 awards, $5.96 for 33,333 awards, and $10.30 for 100,000 awards which expire on April 26, 2023, September 6, 2023, and November 15, 2023, respectively.

(5)	Mr. McNamee separated from the Company on November 15, 2016 and upon which all awards became vested and exercisable. Mr. McNamee’s SARs have exercise prices of $4.33 for 425,000 awards, $4.72 for 300,000 awards, $6.77 for 125,000 awards, and $7.02 for 172,090 awards.

(6)	Mr. Telkamp’s SARs have exercise prices of $12.13 for 10,000 awards, $4.95 for 30,000 awards, and $6.77 for 21,000 awards, which expire on July 14, 2021, July 1, 2022, and May 25, 2021, respectively.

(7)	Mr. Wang’s SARs have exercise prices of $12.13 for 10,000 awards, $4.95 for 40,000 awards, and $6.77 for 21,000 awards, which expire on July 14, 2021, July 1, 2022, and May 25, 2021, respectively.

Director Compensation

On December 2, 2014, the Board approved a compensation plan for non-employee directors to be effective January 1, 2015 (the “Plan”). Under the Plan, each non-employee director will receive a mix of cash and equity compensation for service on the Board and Board committees.

Under the Plan, each non-employee director of the Company will receive an annual cash fee equal to $30,000. Directors will also receive additional annual cash compensation for Board committee service, as follows: Audit Committee members— $5,000 ($15,000 for chair); Compensation Committee members— $3,000 ($10,000 for chair); Nominating and Corporate Governance Committee members— $1,500 ($5,000 for chair); and Acquisition Committee members— $1,500. In addition, the Company’s Lead Independent Director will receive an additional annual cash fee of $10,000 for serving as Lead Independent Director. Cash fees under the Plan will be paid quarterly in advance.

The Plan also provides for a one-time grant of 20,000 SARs upon a director joining the Board, as well as an annual grant to each non-employee director, made on the date of the Company’s annual meeting of stockholders, of restricted shares having an aggregate value $45,000. The SARs and restricted shares will vest 50% and 50% on the anniversary dates of the grant. The SARs and restricted shares will be granted under the LTIP and will be made in accordance with such plan.

The Compensation Committee also awarded each outside director serving as of March 8, 2013, SARs over 30,000 shares at a price of $13.97, of which 33% vested on each of August 6, 2013 and May 1, 2014, and another 33% vested on May 1, 2015. Mr. Gabos, who became a director on August 7, 2013, was awarded on August 22, 2013, 20,000 SARs at a price of $11.73, of which 50% vested on May 1, 2014, and another 50% vested on May 1, 2015. Non-employee directors are not entitled to retirement benefits, incentive compensation or perquisites. All directors are reimbursed for their out-of-pocket expenses for meeting attendance. The following table sets forth total compensation to persons not employed by the Company who served as a director of HII at any time during 2016:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Paul E. Avery(3)	34,500	45,000	79,500
Anthony J. Barkett(4)	48,000	45,000	93,000
Paul G. Gabos(5)	64,500	45,000	109,500
Robert S. Murley(6)	35,000	45,000	80,000

(1)	Messrs. Kosloske, Southwell, Wang and Telkamp’s compensation is reflected under the Summary Compensation Table because they are Named Executive Officers.

(2)	Option Awards amounts include the aggregate grant date fair value pursuant to ASC 718 for SARs granted in 2016. There were no other SARs granted to directors in 2016. The assumptions used in determining the compensation expense under ASC 718 can be found in Note 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(3)	Mr. Avery received an award of 6,646 shares of restricted stock valued at $45,000, on May 25, 2016.

(4)	Mr. Barkett received an award of 6,646 shares of restricted stock valued at $45,000, on May 25, 2016.

(5)	Mr. Gabos received an award of 6,646 shares of restricted stock valued at $45,000, on May 25, 2016.

(6)	Mr. Murley received an award of 6,646 shares of restricted stock valued at $45,000, on May 25, 2016.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and Named Executive Officers described under “Executive Compensation,” the following is a description of each transaction that occurred during the years ended December 31, 2016 and 2015 or currently proposed, in which:

●	we have been or are to be a participant;

●	the amount involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.

Amended and Restated Limited Liability Company Agreement of Health Plan Intermediaries Holdings, LLC

We operate our business through Health Plan Intermediaries Holdings, LLC (“HPIH”) and its consolidated subsidiaries. The operations of HPIH, and the rights and obligations of its members, are governed by the amended and restated limited liability company agreement of HPIH, to which HII became a party February 13, 2013 in connection with the IPO. We serve as the sole managing member of HPIH. As such, we control its business and affairs and are responsible for the management of its business.

The amended and restated limited liability company agreement of HPIH establishes two classes of equity: Series A Membership Interests and Series B Membership Interests. Series A Membership Interests may be issued only to us as the sole managing member of HPIH. Series B Membership Interests may be issued only to persons or entities we permit, which are currently HPI and its subsidiary, HPIS, which are beneficially owned by Mr. Kosloske. During the year ended December 31, 2016, HPIH paid cash distributions of $1,996,000 to HPI and HPIS related to estimated federal and state income taxes pursuant to the amended and restated limited liability company agreement of HPIH.

Exchange Agreement

On February 13, 2013 in connection with our IPO, we entered into an exchange agreement with the existing and certain future holders of Series B Membership Interests of HPIH, which are currently HPI and HPIS. Pursuant to and subject to the terms of the exchange agreement and the amended and restated limited liability company agreement of HPIH, holders of Series B Membership Interests, at any time and from time to time, may exchange one or more Series B Membership Interests, together with an equal number of shares of our Class B common stock, for shares of our Class A common stock on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications.

Tax Receivable Agreement

On February 13, 2013 in connection with our IPO, we entered into a tax receivable agreement with the existing and certain future holders of Series B Membership Interests of HPIH, which are currently HPI and HPIS. The agreement requires us to pay to such holders 85% of the cash savings, if any, in U.S. federal, state and local income tax we realize (or are deemed to realize in the case of an early termination payment, a change in control of us or a material breach by us of our obligations under the tax receivable agreement) as a result of any future increases in tax basis and of certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement itself. This is the obligation of HII and not an obligation of HPIH. We will benefit from the remaining 15% of any realized cash savings. As of December 31, 2016, we have made payments under the tax receivable agreement of $672,000. As of December 31, 2016, we are obligated to pay Mr. Kosloske $10.0 million if our taxes payable on our subsequent annual tax return filings are shown to be reduced as result of an increase in our tax basis due to the issuance of Class A common stock subsequent to the IPO.

Registration Rights Agreement

On February 13, 2013 in connection with our IPO, we entered into a registration rights agreement with HPI and HPIS to register for sale under the Securities Act of 1933 shares of our Class A common stock to be delivered in exchange for Series B Membership Interests of HPIH in certain circumstances. This agreement will provide these two entities (and their affiliates) with the right to require us to register shares of our Class A common stock held by such entities or their affiliates. On February 14, 2014, a registration statement on Form S-3 became effective under which we registered 8,566,667 shares of our Class A common stock for resale from time to time by the selling stockholders identified in the registration statement, of which all such shares are issuable upon the exchange of an equivalent number of Series B Membership Interests in HPIH (together with an equal number of shares of our Class B common stock). As of April 7, 2017, 4,725,000 shares of Class A common stock have been resold pursuant to this registration statement as mentioned above.

Other Relationships

Employment Arrangement

Lori Kosloske, the spouse of our Founder and Chief of Product Innovation, Mr. Kosloske, is employed by us pursuant to an employment agreement between Mrs. Kosloske and the Company dated February 13, 2013. During 2016, Mrs. Kosloske received total cash compensation of $262,445.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. The Company is not aware that, during 2016, any of its directors, executive officers or 10% stockholders failed to timely file any reports required to be filed by Section 16(a) of the Securities Exchange Act of 1934, as amended, except for those transactions reported in the Form 5 filed by Dr. Wang on February 10, 2017 reporting securities disposed of on December 26, 2016. The late filing by Dr. Wang was inadvertent. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about the LTIP which is our sole equity compensation plan, as of December 31, 2016.

	Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,269,141	$6.70	116,379
Equity compensation plans not approved by security holders	—	—	—
Total	2,269,141		116,379

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE LONG TERM INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve an amendment of our LTIP to:

●	increase the number of shares reserved for issuance under the LTIP by 2,000,000 shares of common stock, to a total of 5,250,000 shares;

●	increase to 2,900,000 the aggregate maximum number of shares of common stock that may be issued under the LTIP pursuant to the exercise of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

Our Board believes that the LTIP is a vital component of our compensation programs, since it allows us the ability to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance, while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders. In March 2017, the Board, upon the recommendation and approval of the Compensation Committee, (i) approved the increase to the shares available for issuance under our LTIP, and (ii) increased the number of shares that may be granted as incentive stock options, each for the reasons discussed below and subject to approval by our stockholders. Our Board and management, therefore, recommend that stockholders approve the amendment of our LTIP. If our stockholders do not approve the amendment to the LTIP, it will remain in effect with its current terms and conditions and the number of shares reserved for issuance will not increase and the current cap on incentive stock options will continue to apply.

LTIP Shares Available for Issuance; Incentive Stock Option Maximum Modification

As of April 7, 2017, an aggregate of 175,879 shares of our common stock remained available for future grants under our LTIP. The Board believes that this share reserve amount is insufficient to meet the future incentive needs of the Company.

The Board firmly believes that the approval of the amendment to the LTIP to increase the share reserve and cap on incentive stock options is essential to continue to grow our business. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board believes that equity awards are a competitive necessity in the environment in which we operate, and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who help the Company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue to grant meaningful equity awards will be important to our future success.

Accordingly, the Board believes that the request for an additional 2,000,000 shares is reasonable and necessary to allow us to replenish our share usage from previous fiscal years, to continue our current granting practices in the future and to be able to respond to growth, market competition and potential share price fluctuations. The Board also believes that increasing the aggregate maximum number of incentive stock options from 1,800,000 to 2,900,000 is necessary to make the limit on incentive stock options commensurate with increases in the size of the LTIP to date.

The closing market price of our common stock on April 7, 2017 was $16.45.

Vote Required and Board Recommendation

Stockholders are requested to approve the adoption of an amendment to our LTIP to increase the number of shares reserved for issuance by 2,000,000 shares of common stock increase the number of incentive stock options that can be granted under the LTIP to 2,900,000. The LTIP, as amended to give effect to the amendment described in this Proposal 2, is attached to this proxy statement as Annex A. Our LTIP was last amended in May 2016 to increase by 1,000,000 the number of shares available thereunder and to change certain individual grant limits thereunder.

Approval of the amendment to the LTIP requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not have any effect on the outcome of this proposal. Our executive officers, directors and director nominees have a financial interest in this proposal because they are eligible to receive awards under the LTIP.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE LONG TERM INCENTIVE PLAN.

Summary of the LTIP

The following paragraphs provide a summary of the principal features of the LTIP as currently in effect and without giving effect to the proposed amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the LTIP, as amended to give effect to this Proposal 2, a copy of which has been filed with the SEC with this proxy statement as Annex A.

Purpose. The purpose of the LTIP is to motivate and reward those employees and other individuals who are expected to contribute significantly to our success to perform at the highest level and to further our best interests and those of our stockholders.

Eligibility. Our employees, consultants, advisors, other service providers and non-employee directors are eligible to receive awards under the LTIP.

Authorized Shares. Subject to adjustment as described below, a maximum of 3,250,000 shares of our common stock are available for awards to be granted under the LTIP. No participant may receive under the plan in any calendar year restricted stock, restricted stock units, performance awards, options, SARs, or other stock-based awards that relate to more than 725,000 shares. Shares underlying replacement awards (i.e., awards granted as replacements for awards granted by a company that we acquire or with which we combine) will not reduce the number of shares available for issuance under the LTIP. If an award (other than a replacement award) expires or is canceled or forfeited, the shares covered by the award again will be available for issuance under the plan. Shares tendered or withheld in payment of an exercise price or for withholding taxes also again will be available for issuance under the plan.

Administration. Our Compensation Committee administers the LTIP and has authority to:

●	designate participants;

●	determine the types of awards to grant, the number of shares to be covered by awards, the terms and conditions of awards, whether awards may be settled or exercised in cash, shares, other awards, other property or net settlement, the circumstances under which awards may be canceled, repurchased, forfeited or suspended, and whether awards may be deferred automatically or at the election of the holder or the committee;

●	interpret and administer the plan and any instrument or agreement relating to, or award made under, the plan;

●	establish, amend, suspend or waive rules and regulations and appoint agents; and

●	make any other determination and take any other action that it deems necessary or desirable to administer the plan.

Types of Awards. The LTIP provides for grants of stock options, SARs, restricted stock, restricted stock units (“RSUs”), performance awards and other stock-based awards.

●	Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a replacement award) will be determined by our Compensation Committee and may not be less than the closing price of a share of our common stock on the grant date. The Compensation Committee will determine the date after which each stock option may be exercised and the expiration date of each option, provided that no option will be exercisable more than ten years after the grant date. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

●	SARs. SARs represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our common stock from the grant date. Any SAR will be granted subject to the same terms and conditions as apply to stock options.

●	Restricted Stock. Restricted stock is an award of shares of our common stock that are subject to restrictions on transfer and a substantial risk of forfeiture.

●	RSUs. RSUs represent a contractual right to receive the value of a share of our common stock at a future date, subject to specified vesting and other restrictions.

●	Performance Awards. Performance awards, which may be denominated in cash or shares, will be earned on the satisfaction of performance conditions specified by our Compensation Committee. The committee will have authority to specify that any other award granted under the LTIP will constitute a performance award by conditioning the exercisability or settlement of the award on the satisfaction of performance conditions. Every performance award that is intended to constitute “performance-based compensation” for purposes of Section 162(m) of the Code will include a pre-established formula, such that payment, retention or vesting of the award is subject to achievement of a level of or increases in one or more of the following performance measures relating to the Company or any of its subsidiaries or business units: overhead costs, general and administration expense, market price of a share, market price appreciation of share value, cash flow, reserve value, net asset value, firm value, economic value added, earnings, earnings per share, total stockholder return, net income, operating income, cash from operations, increases in hospital indemnity plans in force, improvements in capital structure, revenue growth, margin, pre-tax income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, reserve replacement, return on equity, return on capital, production, assets, asset turnover, inventory turnover, unit volume, sales, sales growth, capacity utilization, market share, increase in customer base, environmental health and safety, diversity, quality, or strategic business criteria. These performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. The maximum amount of any cash-denominated performance award intended to comply with Section 162(m) of the Code that may be earned in any calendar year may not exceed $2,000,000.

●	Other Stock-Based Awards. Our Compensation Committee will be authorized to grant other stock-based awards, which may be denominated in shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent on our performance or that of our business units or any other factors that the committee designates.

Adjustments. In the event that, as a result of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock or other securities, issuance of warrants or other rights to purchase our shares or other securities, issuance of our shares pursuant to the anti-dilution provisions of our securities, or other similar corporate transaction or event affecting our shares, an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the LTIP, the Compensation Committee will adjust equitably any or all of:

●	the number and type of shares or other securities that thereafter may be made the subject of awards, including the aggregate and individual limits under the plan;

●	the number and type of shares or other securities subject to outstanding awards; and

●	the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.

Termination of Service and Change in Control. Our Compensation Committee will determine the effect of a termination of employment or service on outstanding awards, including whether the awards will vest, become exercisable, settle or be forfeited (including by way of repurchase by the Company at par value). In the event that a participant is involuntarily terminated other than for cause, or a participant terminates employment for good reason, if applicable, in either case within 24 months following a change in control (as defined in the LTIP), unvested stock options and SARs shall become vested, restrictions applicable to restricted stock and restricted stock units shall lapse and performance awards shall be deemed to have been satisfied at target.

Amendment and Termination. Our Board may amend, alter, suspend, discontinue or terminate the LTIP, subject to approval of our stockholders if required by the NASDAQ Stock Market Rules. Our Compensation Committee may amend, alter, suspend, discontinue or terminate any outstanding award. However, no such board or committee action that would materially adversely affect the rights of a holder of an outstanding award may be taken without the holder’s consent, except to the extent that such action is taken to cause the LTIP to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. In addition, the committee may amend the LTIP in such manner as may be necessary to enable the plan to achieve its stated purposes in any jurisdiction in a tax efficient manner and in compliance with local rules and regulations.

Term. The LTIP expires after ten years, unless prior to that date the maximum number of shares available for issuance under the plan has been issued or our Board terminates the plan.

New Plan Benefits

Equity Awards Made in Fiscal Year 2016. We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the LTIP because awards under the LTIP are discretionary. The following table sets forth information with respect to equity awards made in fiscal year 2016 under the LTIP in effect to each of (1) our Named Executive Officers, (2) all current executive officers as a group, (3) our current non-executive officer directors as a group, and (4) all employees other than executive officers as a group.

Name and Principal Position	Number of Shares of Restricted Stock	Number of Shares Underlying SARs
Michael W. Kosloske
Chief of Product Innovation	—	106,173
Gavin D. Southwell
President and Chief Executive Officer	217,777	153,333
Patrick R. McNamee
Former Chief Executive Officer	—	956,662
Bruce A. Telkamp
Chief Executive Officer, Consumer Division and HealthPocket, Inc.	—	105,000
Dr. Sheldon Wang
President and Chief of Technology Officer, HealthPocket, Inc.	—	105,000
Executive Group (5 persons)	227,712	552,478
Non-Executive Director Group (4 persons)	26,584	—
Non-Executive Officer Employee Group (169 persons as of fiscal year-end)	29,839	376,329

Equity Awards Made in Fiscal Year 2017 and Future Equity Awards. Although we cannot currently determine the benefits or number of shares subject to awards that may be granted during the remainder of the 2017 fiscal year to participants under the LTIP, we have already implemented the Plan, as discussed above under the heading “Director Compensation,” which provides for an annual grant to each non-employee director, made on the date of the Company’s annual meeting of stockholders, of restricted shares having an aggregate value $45,000. The following table sets forth information with respect to grants made in fiscal year 2017 through April 7, 2017 or to be made upon approval of Proposal 2 under the LTIP to each of (1) our Named Executive Officers, (2) all current executive officers as a group, (3) our current non-executive officer directors as a group, and (4) all current employees, other than executive officers, as a group. It also includes the dollar value of the anticipated awards to be made to our non-executive officer directors on the first business day after the scheduled date of the Annual Meeting if Proposal 2 is approved by our stockholders.

Name and Principal Position	Number of Shares of Restricted Stock or Value of Grant	Number of Shares Underlying SARs
Michael W. Kosloske
Chief of Product Innovation	—	—
Gavin D. Southwell
President and Chief Executive Officer	—	—
Bruce A. Telkamp
Chief Executive Officer, Consumer Division and HealthPocket, Inc.	—	—
Dr. Sheldon Wang
President and Chief of Technology Officer, HealthPocket, Inc.	—	—
Executive Group (5 persons)	—	—
Non-Executive Director Group (4 persons)	$180,000	—
Non-Executive Officer Employee Group (169 persons as of fiscal year-end)	—	—

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and the Board has directed that management submit the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2017 for ratification by the stockholders at the Annual Meeting. A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Grant Thornton as our independent registered public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton. Even if the selection is ratified by our stockholders, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

Fees Paid to Independent Registered Certified Public Accounting Firm in 2016 and 2015

Our Audit Committee Charter requires that the Audit Committee be solely and directly responsible for the appointment, compensation, evaluation and oversight of the work of the independent auditors, including but not limited to, approving fees, evaluating the scope of the audit and pre-approving all audit and non-audit services. Aggregate fees for professional services rendered to us by Grant Thornton for work performed during the fiscal years ended December 31, 2016 and 2015, respectively, were as follows (in thousands):

Type of Fees	2016	2015
Audit Fees*	$595	$619
Audit-Related Fees**	25	24
Tax Fees***	217	—
All Other Fees****	11	—
Total	$604	$643

*	The 2016 and 2015 audit fees are composed of fees for professional services related to the audit of our annual financial statements and review of financial statements included in our SEC filings.

**	The 2016 and 2015 audit-related fees are composed of audit fees for our 401(k) Profit Sharing Plan and Trust.

***	The 2016 Tax Fees are composed of fees for tax compliance and consultation.

****	All Other Fees for 2016 are composed of audit fees for our S-8 Filing.

Pre-Approval of Services

The Audit Committee pre-approves all audit, audit-related, tax and other services proposed to be provided by the Company’s independent registered certified public accounting firm as the need arises and following consideration of the material facts and circumstances surrounding a proposed engagement. Consideration and approval of such services occurs at Audit Committee meetings. The Audit Committee has not delegated the authority to approve the audit, audit-related, tax and other services to its individual members. None of the non-audit services were reported to and approved by the Audit Committee after the provision of services.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFCATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing our financial statements and for the public reporting process. Grant Thornton, our independent registered certified public accounting firm for 2016, was responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and Grant Thornton the audited financial statements for the year ended December 31, 2016. The Audit Committee has discussed with Grant Thornton the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Grant Thornton has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Grant Thornton that firm’s independence. Based on the considerations and the discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2016 be included in our Annual Report on Form 10-K for the year ended December 31, 2016.

THE AUDIT COMMITTEE

Paul G. Gabos, Chair
Robert S. Murley
Anthony J. Barkett

NOTICE OF STOCKHOLDER PROPOSALS AND OTHER MATTERS

Stockholders who wish to include a proposal in our proxy statement and proxy card relating to the 2018 annual meeting of stockholders must deliver a written copy of their proposal to our principal executive offices no later than December 15, 2017. Proposals must comply with the SEC proxy rules relating to stockholder proposals in order to be included in our proxy materials. If the date of next year’s annual meeting is moved more than 30 days before or after May 18, 2018 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal within a reasonable time before we begin to print and mail our proxy materials. All stockholder proposals should be sent to our principal executive offices at 15438 North Florida Avenue, Suite 201, Tampa, Florida, 33613, Attention: Michael D. Hershberger, Chief Financial Officer, Secretary and Treasurer.

In addition, stockholder proposals and director nominations intended to be presented at our 2018 annual meeting of stockholders must be received by Mr. Hershberger no later than January 24, 2018 or earlier than November 25, 2017, in order to be considered timely under our Amended and Restated Bylaws. Any proposal or nomination must comply with additional requirements contained in our Amended and Restated Bylaws in order to be proper. If the date of next year’s annual meeting is moved more than 30 days before or 60 days after May 18, 2018 (which is the anniversary of this year’s annual meeting), we must receive notice of the stockholder proposal or director nomination by the later of 120 days before the meeting date and 10 days after public announcement of the meeting date.

Proxies may be voted in our discretion at the Annual Meeting on any business properly brought before the meeting or at any adjournments or postponements thereof as we did not receive notice of any such business prior to mailing this proxy statement and proxy card. For the 2018 annual meeting of stockholders, proxies we solicit may be voted in our discretion on any business properly brought before the meeting or at any adjournments or postponements thereof if we do not receive notice of such business in conformity with our Amended and Restated Bylaws.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDERS MEETING TO BE HELD ON MAY 18, 2017

The Proxy Statement, Notice of Annual Meeting, Proxy Card and the Company’s 2016 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K, are available at the 2017 Annual Meeting tab in the Investor Relations section of our website at www.hiiquote.com.

For directions to attend the Annual Meeting and vote in person, please contact Lisa Clemans at (877) 376-5831.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of any of these documents to you if you contact us at the following address: 15438 North Florida Avenue, Suite 201, Tampa, FL 33613, or telephone number: (877) 376-5831. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address or telephone number.

Holders of common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to our transfer agent in the enclosed addressed, postage-paid envelope.

By Order of the Board of Directors

Gavin D. Southwell
President and Chief Executive Officer
Dated: April 13, 2017

Annex A

HEALTH INSURANCE INNOVATIONS, INC.

LONG TERM INCENTIVE PLAN

Section 1. Purpose. The purpose of the Health Insurance Innovations, Inc. Long Term Incentive Plan (the “Plan”) is to motivate and reward those executives and other individuals who are expected to contribute significantly to the success of Health Insurance Innovations, Inc. (the “Company”) and its Affiliates to perform at the highest level and to further the best interests of the Company and its shareholders. Capitalized terms used herein shall have the respective meanings set forth in Section 19.

Section 2. Eligibility.

(a) Any employee, Non-Employee Director, consultant or other advisor of, or any other individual who provides services to, the Company or any Affiliate shall be eligible to be selected to receive an Award under the Plan.

(b) Holders of equity compensation awards granted by a company acquired by the Company (or whose business is acquired by the Company) or with which the Company combines are eligible for grants of Replacement Awards under the Plan.

Section 3. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than three directors of the Board. To the extent necessary to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the principal stock market or exchange on which the Shares are quoted or traded; (ii) each a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) each an outside director within the meaning of Section 162(m) of the Code. The Board may designate one or more directors as a subcommittee who may act for the Committee if necessary to satisfy the requirements of this Section. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Awards, except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act or for a Non-Employee Director. The Committee may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine. For the purposes of this Section 3(a), “officer” means an executive of the Company who is elected to his or her position by the Board.

(b) Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Replacement Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its shareholders and Participants and any Beneficiaries thereof.

Section 4. Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4(b), (i) the maximum number of Shares available for issuance under the Plan shall not exceed 5,250,000 Shares and (ii) no Participant may receive under the Plan in any calendar year, Restricted Stock, RSUs, Performance Awards, Option, SARs or Other Stock-Based Awards that relate to more than 725,000 Shares. Shares underlying Replacement Awards and Shares remaining available for grant under a plan of an acquired company or of a company with which the Company combines, appropriately adjusted to reflect the acquisition or combination transaction, shall not reduce the number of Shares remaining available for grant hereunder. The maximum number of Shares available for issuance under Incentive Stock Options shall be 2,900,000 and shall not be increased by operation of Section 4(b).

(b) Any Shares subject to an Award (other than a Replacement Award and any Award granted out of the authorized shares of an acquired plan), that expires, is canceled, forfeited or otherwise terminates without the delivery of such Shares, including (i) the number of Shares surrendered or withheld in payment of any grant, acquisition, exercise or hurdle price of such Award or award or taxes related to such Award or award and (ii) any Shares subject to such Award or award to the extent that Award or award is settled without the issuance of Shares, shall again be, or shall become, available for issuance under the Plan

(c) In the event that, as a result of any dividend or other distribution (whether in the form of cash, Shares or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee, in its discretion, shall adjust equitably any or all of:

(i) the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the aggregate and individual limits specified in Section 4(a);

(ii) the number and type of Shares (or other securities) subject to outstanding Awards; and

(iii) the grant, acquisition, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(d) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

Section 5. Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) The exercise price per Share under an Option shall be determined by the Committee; provided, however, that, except to the extent provided in Section 4(c) or in the case of Replacement Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option. The Committee shall not lower the exercise price of an outstanding Option except to the extent permitted in Section 4(c) or as provided in Section 12(b).

(b) The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option.

(c) The Committee shall determine at the time of grant the time or times at which an Option may be exercised in whole or in part.

(d) The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(e) The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

Section 6. Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 5.

(b) The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except to the extent provided in Section 4(c) or in the case of Replacement Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR (or if granted in connection with an Option, on the grant date of such Option). The Committee shall not lower the exercise or hurdle price of an outstanding SAR except to the extent permitted in Section 4(c) or as provided in Section 12(b).

2

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine at the time of grant the time or times at which a SAR may be exercised or settled in whole or in part.

(e) The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement or any combination thereof, in which payment of the amount owing upon exercise or settlement of an SAR may be made.

Section 7. Restricted Stock and RSUs. The Committee is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Committee may impose; provided, however, shares of Restricted Stock issued hereunder shall have voting rights. If the Restricted Stock Award relates to Shares on which dividends are declared during the period that the Award is outstanding, such dividends shall be paid to the Participant at the time that the portion of the Award to which dividends or other distributions relate vests and becomes non-forfeitable. Unless otherwise elected by the Participant, the Award shall be paid out no later than March 15th of the year following the date of vesting.

(b) Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(c) If and to the extent that the Committee intends that an Award granted under this Section 7 shall constitute or give rise to Section 162(m) Compensation, such Award may be structured in accordance with the requirements of Section 8, including the performance criteria and the Award limitation set forth therein, and any such Award shall be considered a Performance Award for purposes of the Plan.

(d) The Committee may provide in an Award Document that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

(e) The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU Award may be made.

Section 8. Performance Awards. The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a) Performance Awards may be denominated as a cash amount, a number of Shares or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. If the Performance Award relates to Shares on which dividends are declared during the Performance Period, the Performance Award shall not provide for the payment of such dividend (or dividend equivalent) to the Participant prior to the time at which such Performance Award, or the applicable portion thereof, is earned.

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(b) Every Performance Award shall, if the Committee intends that such Award should constitute Section 162(m) Compensation, include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Committee, of a level or levels of, or increases in, in each case as determined by the Committee, one or more of the following performance measures with respect to the Company or any Subsidiary or business unit thereof: overhead costs, general and administration expense, market price of a Share, market price appreciation of Share value, cash flow, reserve value, net asset value, firm value, economic value added, earnings, earnings per Share, total shareholder return, net income, operating income, cash from operations, increases in hospital indemnity plans in force, improvements in capital structure, revenue growth, margin, pre-tax income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, reserve replacement, return on equity, return on capital, production, assets, asset turnover, inventory turnover, unit volume, sales, sales growth, capacity utilization, market share, increase in customer base, environmental health and safety, diversity, quality, or strategic business criteria. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. Except in the case of an award intended to qualify as Section 162(m) Compensation, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable. Performance measures may vary from Performance Award to Performance Award, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The performance goals for the Performance Period must be established, in writing, no later than the lesser of either ninety (90) or the number of days equal to 25 percent of the Performance Period after the commencement of the Performance Period. Except as otherwise permitted by Section 162(m) of the Code, the minimum level at which a Participant will earn any performance-based compensation, the level at which a Participant will earn the maximum performance-based compensation and the interpolation guidelines for calculating payments within that range must be established by the Committee, in writing, no later than the lesser of either ninety (90) days or the number of days equal to 25 percent of the Performance Period after the commencement of the Performance Period. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 8(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Section 162(m) Compensation. The maximum amount of any Performance Award denominated in cash that is intended to constitute Section 162(m) Compensation that may be earned in any calendar year shall not exceed $2,000,000.

(c) Settlement of Performance Awards; Committee Certification; Other Terms. Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement or any combination thereof, in the discretion of the Committee. Performance Awards will be settled only after the end of the relevant Performance Period. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award but may not exercise discretion to increase any amount payable to a Covered Employee in respect of a Performance Award intended to qualify as Section 162(m) Compensation. As soon as reasonably practicable after the end of each Performance Period, and prior to the payment of any Section 162(m) Compensation to a Participant, the Committee shall certify, in writing, that the performance goals for such Performance Period were satisfied. Any settlement that changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as Section 162(m) Compensation.

Section 9. Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, acquisition rights for Shares, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of an acquisition right granted under this Section 9 shall be acquired for such consideration, paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property or any combination thereof, as the Committee shall determine; provided that the acquisition price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.

Section 10. Effect of Termination of Service or a Change in Control on Awards.

(a) The Committee may provide, by rule or regulation or in any Award Document, or may determine in any individual case, the circumstances in which, and the extent to which, an Award may be exercised, settled, vested, paid or forfeited in the event of a Participant’s Termination of Service prior to the end of a Performance Period or the vesting, exercise or settlement of such Award.

(b) In the event that a Participant’s employment or service is terminated by the Company other than for Cause or, to the extent provided in the Participant’s employment agreement, if any, the Participant terminates employment for Good Reason, in either case during the 24-month period beginning on the date of a Change in Control, (i) Options and Stock Appreciation Rights granted to such Participant which are not yet exercisable shall become fully exercisable; (ii) any restrictions applicable to any RSUs or Restricted Stock awarded to such Participant shall lapse; and (iii) any restrictions applicable to Performance Awards shall lapse and such performance Awards shall be deemed to have been satisfied at target.

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Section 11. General Provisions Applicable to Awards.

(a) Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b) Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c) Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement or any combination thereof, as determined by the Committee in its discretion, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

(d) Except as may be permitted by the Committee or as specifically provided in an Award Document, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 11(d) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative; provided, however, that the Committee shall not permit, and an Award Document shall not provide for, any Award to be transferred or transferable to a third party for value or consideration without the approval of the Company’s shareholders. The provisions of this Section 11(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e) A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.

(f) All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g) The Committee may specify in an Award Document that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Termination of Service with or without Cause (and, in the case of any Cause that is resulting from an indictment or other non-final determination, the Committee may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Document) or remain in effect, depending on the outcome), violation of material policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(h) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the United States Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the Participant shall reimburse the Company the amount of any payment in settlement of any Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document not in compliance with such financial reporting requirement. Rights, payments and benefits under any Award shall be subject to repayment to or recoupment (clawback) by the Company in accordance with such policies and procedures as the Committee or Board may adopt from time to time, including policies and procedures to implement applicable law (including, but not limited to, Section 954 of the Dodd-Frank Act), stock market or exchange rules and regulations or accounting or tax rules and regulations.

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Section 12. Amendments and Termination.

(a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Document or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval, if such approval is required by applicable law or the rules of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local laws, rules and regulations.

(b) The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; provided further that, except as provided in Section 4(c), the Committee shall not without the approval of the Company’s shareholders (a) lower the exercise price per Share of an Option or SAR after it is granted or take any other action that would be treated as a repricing of such Award under the rules of the principal stock market or exchange on which the Company’s Shares are quoted or traded, or (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value in exchange for cash or another Award (other than in connection with a Change in Control); and provided further, that the Committee’s authority under this Section 12(b) is limited by the provisions of Section 11(d) and, in the case of Awards subject to Section 8(b), as provided in Section 8(b).

(c) Except as provided in Section 8(b), the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 4(b)) affecting the Company, or the financial statements of the Company, or of changes in applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d) The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 13. Miscellaneous.

(a) No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

(b) The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Document or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Award Document.

(c) Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

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(e) If any provision of the Plan or any Award Document is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Document, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Document shall remain in full force and effect.

(f) Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g) No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(h) Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law, tax policy or custom. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.

(i) The Company shall take responsibility for the information set out in the Plan.

Section 14. Effective Date of the Plan. The Plan shall be effective as of the Effective Date.

Section 15. Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) the ten-year anniversary of the Effective Date, (ii) the maximum number of Shares available for issuance under the Plan have been issued or (iii) the Board terminates the Plan in accordance with Section 12(a). However, unless otherwise expressly provided in the Plan or in an applicable Award Document, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 16. Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Document shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. If an amount payable under an Award as a result of the Participant’s Termination of Service (other than due to death) occurring while the Participant is a “specified employee” under Section 409A of the Code constitutes a deferral of compensation subject to Section 409A of the Code, then payment of such amount shall not occur until six months and one day after the date of the Participant’s Termination of Service, except as permitted under Section 409A of the Code. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Document is not warranted or guaranteed.

Section 17. Data Protection. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any Affiliate, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(i) administering and maintaining Participant records;

(ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third party administrators of the Plan;

(iii) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and

(iv) transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

Section 18. Governing Law. The Plan and each Award Document shall be governed by the laws of the state of Florida, without application of the conflicts of law principles thereof.

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Section 19. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company, directly or indirectly, has a significant equity interest, in each case as determined by the Committee.

(b) “Award” means any Option, SAR, Restricted Stock, RSU, Performance Award or Other Stock-Based Award granted under the Plan.

(c) “Award Document” means any agreement, contract or other instrument or document, which may be in electronic format, evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(d) “Beneficiary” means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.

(e) “Board” means the board of directors of the Company.

(f) “Cause” means, with respect to any Participant, “cause” as defined in such Participant’s Employment Agreement, if any, or if not so defined, except as otherwise provided in such Participant’s Award Document, such Participant’s:

(i) commission of a willful act of dishonesty in the course of Participant’s duties,

(ii) conviction by a court of competent jurisdiction of, or plea of no contest to, a crime constituting a felony or conviction in respect of any act involving fraud, dishonesty or moral turpitude,

(iii) Participant’s performance under the influence of controlled substances (other than those taken pursuant to a medical doctor’s orders), or continued habitual intoxication, during working hours,

(iv) frequent or extended, and unjustifiable, absenteeism,

(v) Participant’s personal misconduct or refusal to perform duties and responsibilities or to carry out directives of the Company, which, if capable of being cured shall not have been cured, within 5 days after the Company shall have advised Participant in writing of its intention to terminate Participant’s employment, or

(vi) material non-compliance with the terms of any applicable Employment Agreement.

The occurrence of any such event that is susceptible to cure or remedy shall not constitute Cause if such Participant cures or remedies such event within 30 days after the Company provides notice to such Participant.

(g) “Change in Control” means the occurrence of any one or more of the following events, except as otherwise provided in a Participant’s Award Document:

(i) a direct or indirect change in ownership or control of the Company effected through one transaction or a series of related transactions within a 12-month period, whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (in each case a “Person”) other than the Company or an employee benefit plan maintained by the Company, directly or indirectly acquire or maintain “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company constituting more than 50% of the total combined voting power of the Company’s equity securities outstanding immediately after such acquisition;

(ii) at any time during a period of 12 consecutive months, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority of members of the Board; provided, however, that any new member of the Board whose election or nomination for election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved, shall be considered as though such individual were a member of the Board at the beginning of the period, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(iii) the consummation of a merger or consolidation of the Company or any of its subsidiaries with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof) at least 50% of the combined voting power and total fair market value of the securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation; or

(iv) the consummation of any sale, lease, exchange or other transfer to any Person (other than an Affiliate of the Company), in one transaction or a series of related transactions within a 12-month period, of all or substantially all of assets of the Company and its subsidiaries.

(h) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Code shall include any successor provision thereto.

(i) “Committee” means the Compensation and Human Resources Committee of the Board or such other committee as may be designated by the Board; provided that, with respect to any Award granted to any Non-Employee Director, the “Committee” means the Nominating and Corporate Governance Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.

(j) “Covered Employee” means an individual who is (i) either a “covered employee” or expected by the Committee to be a “covered employee,” in each case within the meaning of Section 162(m)(3) of the Code or (ii) expected by the Committee to be the recipient of compensation (other than Section 162(m) Compensation) in excess of $1,000,000 for the tax year of the Company with regard to which a deduction in respect of such individual’s Award would be claimed.

(k) “Disability” means, with respect to any Participant, “disability” as defined in such Participant’s Employment Agreement, if any, or if not so defined, except as otherwise provided in such Participant’s Award Document:

(i) a permanent and total disability that entitles the Participant to disability income payments under any long-term disability plan or policy provided by the Company under which the Participant is covered, as such plan or policy is then in effect; or

(ii) if such Participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then a “permanent and total disability” as defined in Section 22(e)(3) of the Code and, in this case, the existence of any such Disability will be certified by a physician acceptable to the Company.

(l) “Effective Date” means the date on which the Plan is adopted by the Board and approved by the shareholders of the Company.

(m) “Employment Agreement” means any employment, severance, consulting or similar agreement (including any offer letter) between the Company or any of its Affiliates and a Participant.

(n) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.

(o) “Fair Market Value” means (i) with respect to a Share, the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the Committee, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee in compliance with Section 409A of the Code.

(p) “Good Reason” means, with respect to any Participant, “good reason” as defined such Participant’s Employment Agreement, if any, or if not so defined, then such Participant shall have no Good Reason rights under the Plan or any Award granted hereunder.

(q) “Incentive Stock Option” means an option representing the right to acquire Shares from the Company, granted in accordance with the provisions of Section 5, that meets the requirements of Section 422 of the Code.

(r) “Intrinsic Value” with respect to an Option or SAR Award means (i) the excess, if any, of the price or implied price per Share in a Change in Control or other event over the exercise or hurdle price of such Award multiplied by (ii) the number of Shares covered by such Award.

(s) “Lock-Up Agreement” means any agreement between the Company or any of its Affiliates and a Participant that provides for restrictions on the transfer of Shares held by such Participant.

(t) “Non-Employee Director” means a member of the Board who is not an employee of the Company or an Affiliate.

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(u) “Non-Qualified Stock Option” means an option representing the right to acquire Shares from the Company, granted in accordance with the provisions of Section 5, that is not an Incentive Stock Option.

(v) “Option “ means an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that any Option granted to a Non-Employee Director, consultant or other advisor shall be a Non-Qualified Stock Option.

(w) “Other Stock-Based Award” means an Award granted in accordance with the provisions of Section 9.

(x) “Participant” means the recipient of an Award granted under the Plan.

(y) “Performance Award” means an Award granted in accordance with the provisions of Section 8.

(z) “Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

(aa) “Replacement Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or business acquired by the Company or with which the Company, directly or indirectly, combines.

(bb) “Restricted Stock” means any Share granted in accordance with the provisions of Section 7.

(cc) “RSU” means a contractual right granted in accordance with the provisions of Section 7 that is denominated in Shares. Each RSU represents a right to receive the value of one Share. Awards of RSUs may include the right to receive dividend equivalents.

(dd) “SAR” means any right granted in accordance with the provisions of Section 6 to receive upon exercise by a Participant or settlement the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

(ee) “Section 162(m) Compensation” means “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(ff) “Shares” means ordinary Class A shares of the Company.

(gg) “Termination of Service” means,

(i) in the case of a Participant who is an employee of the Company or an Affiliate, cessation of the employment relationship such that the Participant is no longer an employee of the Company or Affiliate;

(ii) in the case of a Participant who is a Non-Employee Director, the date that the Participant ceases to be a member of the Board for any reason; or

(iii) in the case of a Participant who is a consultant or other advisor, the effective date of the cessation of the performance of services for the Company or an Affiliate;

provided, however, that in the case of an employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as a member of the Board or a consultant or other advisor shall not be deemed a cessation of service that would constitute a Termination of Service; and provided further, that a Termination of Service will be deemed to occur for a Participant employed by an Affiliate when an Affiliate ceases to be an Affiliate, unless such Participant’s employment continues with the Company or another Affiliate.

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